UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: April 30, 2008

(Date of earliest event reported)

Oragenics, Inc

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

13700 Progress Blvd	32615
(Address of principal executive offices)	(Zip Code)

386-418-4018

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Election of Directors; Appointment of Principal Officers

Effective, April 25, 2008, Oragenics’ Board of Directors appointed one new Director, Dr. Marc K. Siegel. Dr. Siegel’s appointment to serve on the Board of Directors as a director will bring the Board to six directors of which three members are independent directors. In connection with his appointment, Dr. Siegel was awarded 65,000 stock options at an exercise price of $0.76 which will vest immediately.

On April 8, 2008, the Board of Directors appointed Mr. Kevin H. Sills as an independent director. A prior 8-K was file on April 8, 2008 referencing his appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2008	ORAGENICS, INC

	By:	/s/ Stanley B. Stein
Stanley B. Stein, President & CEO

EXHIBITS

Exhibit No.	Description
99.1	Press Release of Oragenics, Inc dated April 28, 2008